Portfolio of Investments	/ 1
Longleaf Partners Fund
September 30, 2024 (Unaudited)

Common Stocks
	Shares	Value	% of Net Assets
Aerospace & Defense
RTX Corporation	450,782	$54,616,747	4.0%
Apparel & Textile Products
PVH Corporation	437,447	44,107,781	3.3
Asset Management
Affiliated Managers Group, Inc.	440,155	78,259,559	5.7
EXOR N.V. (Netherlands)	593,120	63,499,040	4.7
		141,758,599	10.4
Entertainment Content
Warner Bros Discovery, Inc. Series A(a)	4,042,504	33,350,658	2.5
Warner Music Group Corporation	1,544,530	48,343,789	3.5
		81,694,447	6.0
Internet Media & Services
IAC, Inc.(a)	1,349,800	72,646,236	5.4
Leisure Facilities & Services
Hyatt Hotels Corporation – Class A	227,601	34,640,872	2.6
Live Nation Entertainment, Inc.(a)	526,472	57,643,419	4.2
MGM Resorts International(a)	1,490,343	58,257,509	4.3
		150,541,800	11.1
Leisure Products
Mattel, Inc.(a)	3,772,498	71,866,087	5.3
Machinery
CNH Industrial N.V. (Netherlands)	3,871,492	42,973,561	3.2
Medical Equipment & Devices
Bio-Rad Laboratories, Inc. – Class A(a)	196,969	65,901,888	4.8
Oil & Gas Producers
CNX Resources Corporation(a)	2,727,119	88,822,266	6.5
Retail - Consumer Staples
Albertsons Companies, Inc. – Class A	1,738,500	32,127,480	2.4
Technology Services
Fidelity National Information Services, Inc.	929,871	77,876,696	5.8
PayPal Holdings, Inc.(a)	686,174	53,542,157	3.9
		131,418,853	9.7
Transportation & Logistics
FedEx Corporation	263,853	72,211,289	5.3
Total Common Stocks (Cost $846,836,108)		1,050,687,034	77.4

Short-Term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 4.04%, dated 9/30/2024, due 10/01/2024, Repurchase price $314,240,261 (Collateral: $320,489,100 U.S. Treasury Notes, 1.125% - 4.625% due 8/31/2028 - 9/30/2028, par $338,836,800) (Cost $314,205,000)	314,205,000	314,205,000	23.1
Total Investments - (Cost $1,161,041,108)		1,364,892,034	100.5
Other Assets (Liabilities), Net		(6,738,899)	(0.5)
Net Assets		$1,358,153,135	100.0%

(a)	Non-income producing security.